Exhibit 99.1

Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT PROVIDES THIRD QUARTER 2022
OPERATING AND FINANCIAL RESULTS

WINNEMUCCA, NV, November 1, 2022 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver exploration and development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, announces that it has filed its 10-Q for the third quarter of 2022.

Diane Garrett, President and CEO, commented, “We continued to make excellent progress in the third quarter of 2022 as we have had zero reportable injuries this year, and as of October 28, 2022, our twelve-month trailing total recordable injury frequency rate is ZERO! We are extremely pleased with this outstanding safety performance and I want to personally acknowledge the the great team we have at Hycroft who make safety our number one priority each and every day and work diligently to deliver value to our shareholders. The initial assay results reported this quarter from our exploration drilling delivered significantly higher grades as compared to our current modeled resource grade and, in addition, we are demonstrating improved continuity in the targeted higher-grade areas. As we complete residual leaching, we recovered more gold and silver ounces than projected to be recovered from the leach pads and ended the quarter with a very healthy $153 million of unrestricted cash and cash equivalents. During the quarter we also added talent in the organization to focus on Hycroft’s largest exploration program in nearly a decade as we focus on higher-grade opportunities that are important for Hycroft’s next phase of operations.”

Third Quarter 2022 Highlights
•Safety - Hycroft's safety performance continued to improve with a 0.26 trailing 12-month total reportable incident frequency rate (“TRIFR”) at the end of the third quarter of 2022. This represents an approximate 59% reduction in TRIFR compared with 0.64 at the end of 2021. The twelve-month trailing TRIFR at October 28, 2022 is ZERO.

•Leach Pad Operations - Gold recoveries for the three and nine months ended September 30, 2022, were 3,480 and 14,404 ounces, respectively, and silver recoveries were 3,473 and 34,258 ounces, respectively. Processing of ore on leach pads continued through August 2022 when the Company determined it was no longer economic to continue to apply cyanide to the leach pads. As a result, the Company expects to continue to recover gold and silver ounces from the drain down solutions through the end of 2022 with immaterial residual recovery of ounces through the first quarter of 2023.

•Cash Position - The Company ended the third quarter of 2022 with $153.4 million of unrestricted cash and cash equivalents on hand and was in compliance with debt covenants. The Company had approximately 6,700 ounces of gold inventory at the end of the third quarter of 2022 which it expects to sell before the end of the first quarter 2023.

•Exploration - In July 2022, the Company initiated the 2022 -2023 exploration program which is the largest exploration program at the Hycroft Mine in nearly a decade. Hycroft’s focus during the quarter was to follow up on higher-grade opportunities identified during the 2021 drill program to help the Company better understand the controls to mineralization. Since initiation, and through September 30, 2022, the Company has completed approximately 41,000 feet of reverse circulation (“RC”) drilling and approximately 2,300 feet of core drilling. Management’s observations as well as the assay results received to-date have helped establish continuity in the higher-grade zones within the Vortex and Brimstone areas. These results will be used to further identify targets in upcoming drilling.

Additionally, the Company initiated targeted infill drilling within the existing deposits where there is limited drilling. Based on the geology and surrounding drill results, the Company is optimistic that the additional limited drilling could convert material currently modeled as waste to an ore classification in the resource model. This would reduce the strip ratio, haulage costs, equipment costs, and increase revenue in the ongoing engineering and design work. Furthermore, based upon the results of the additional infill drilling, inferred mineral resources could be upgraded to higher resources classifications inside and adjacent to the current pit limits.

•Variability Test Program - During the third quarter, the Company received the remaining results from samples previously submitted for the variability test program. These results finalized the grinding characteristics of the various ore types at the Hycroft Mine which are consistent with the processing assumptions used in the February 22, 2022 Technical Report.The Company continues to provide additional flotation samples for the remaining variability test work that is designed to determine key process characteristics including flotation and pressure oxidation (“POX”) reagent consumption, mass pull, and sulfide sulfur levels. This test work is expected to be completed in the first quarter of 2023, and the results will be incorporated into the overall design of the milling process flow sheet.

About Hycroft Mining Holding Corporation
About Hycroft Mining Holding Corporation
Hycroft is a US-based gold and silver company exploring and developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,
President & CEO
(210) 621-4200

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the periods ended September 30, 2022 and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.